Exhibit 99.2

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

(Unaudited, dollars in thousands)

	June 30,
	2008	2007
ASSETS
Cash and due from banks	$4,214	$1,233
Federal funds sold	12,050	38,475

Total cash and cash equivalents	16,264	39,708
Time deposits in financial institutions	1,980	12,082
Investment securities available for sale	209,119	296,068
Investment securities held to maturity	300,895	61,902
Stock of the Federal Home Loan Bank, at cost	19,395	12,659
Loans —net of allowance for loan losses of $2,710 in 2008; $1,450 in 2007	631,413	507,906
Accrued interest receivable	5,740	6,013
Furniture, equipment and software—net	391	242
Deferred income tax	918	431
Bank-owned life insurance—cash surrender value	4,547	4,364
Other assets	3,583	5,788

TOTAL	$1,194,245	$947,163

LIABILITIES AND STOCKHOLDERS’ EQUITY
Deposits:
Non-interest bearing	$5,509	$993
Interest bearing	565,195	546,956

Total deposits	570,704	547,949
Securities sold under agreements to repurchase	130,000	90,000
Advances from the Federal Home Loan Bank	398,966	227,292
Junior subordinated debentures	5,155	5,155
Accrued interest payable	2,366	2,712
Accounts payable and accrued liabilities	3,972	1,305

Total liabilities	1,111,163	874,413
STOCKHOLDERS’ EQUITY:
Preferred stock—1,000,000 shares authorized;
Series A—$10,000 stated value; 515 (2008) and 515 (2007) shares issued and outstanding	5,063	5,063
Series B—$1,000 stated value; 3,750 (2008) and none (2007) shares issued and outstanding	3,750	—
Common stock—$0.01 par value; 25,000,000 shares authorized;
8,627,840 shares issued and 8,299,563 shares outstanding (2008);
8,587,090 shares issued and 8,267,590 shares outstanding (2007);	86	86
Additional paid-in capital	60,684	59,803
Accumulated other comprehensive income/(loss) —net of tax	1,017	(865)
Retained earnings	14,975	11,091
Treasury stock	(2,493)	(2,428)

Total stockholders’ equity	83,082	72,750

TOTAL	$1,194,245	$947,163

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited, dollars in thousands, except earnings per share)

	Three Months Ended June 30,		Year Ended Ended June 30,
	2008	2007	2008	2007
INTEREST AND DIVIDEND INCOME:
Loans, including fees	$9,719	$7,519	$33,499	$29,370
Investments	8,815	5,031	29,802	15,216

Total interest and dividend income	18,534	12,550	63,301	44,586

INTEREST EXPENSE:
Deposits	6,675	5,960	28,358	21,567
Advances from the Federal Home Loan Bank	3,429	2,615	11,417	10,406
Other borrowings	1,463	936	5,506	1,765

Total interest expense	11,567	9,511	45,281	33,738

Net interest income	6,967	3,039	18,020	10,848
Provision (benefit) for loan losses	1,122	80	2,226	(25)

Net interest income, after provision for loan losses	5,845	2,959	15,794	10,873

NON-INTEREST INCOME:
Prepayment penalty fee income	57	115	287	399
Mortgage banking income	—	87	2	93
Gain (loss) on available for sale securities	(596)	—	711	403
Banking service fees and other income	114	7	379	285

Total non-interest income	(425)	209	1,379	1,180

NON-INTEREST EXPENSE:
Salaries, employee benefits and stock-based compensation	1,388	758	5,426	2,993
Professional services	189	80	654	537
Occupancy and equipment	95	94	373	363
Data processing and internet	179	141	656	586
Advertising and promotional	45	202	750	584
Depreciation and amortization	40	23	132	88
Other general and administrative	528	358	2,171	1,299

Total non-interest expense	2,464	1,656	10,162	6,450

INCOME BEFORE INCOME TAXES	2,956	1,512	7,011	5,603
INCOME TAXES	1,176	608	2,815	2,284

NET INCOME	$1,780	$904	$4,196	$3,319

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$1,700	$827	$3,884	$3,007

Basic earnings per share	$0.21	$0.10	$0.47	$0.36
Diluted earnings per share	$0.20	$0.10	$0.46	$0.36

BofI HOLDING, INC. AND SUBSIDIARY

CONDENSED CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY AND COMPREHENSIVE INCOME

(Unaudited, dollars in thousands)

									Accumulated Other Comprehensive Income (Loss), Net of Tax	Treasury Stock	Total

	Convertible Preferred Stock		Common Stock				Additional Paid in Capital	Retained Earnings
			Number of Shares
	Shares	Amount	Issued	Treasury	Outstanding	Amount
BALANCE — July 1, 2007	515	$5,063	8,587,090	(319,500)	8,267,590	$86	$59,803	$11,091	$(865)	$(2,428)	$72,750
Comprehensive income:
Net income	—	—	—	—	—	—	—	4,196	—	—	4,196
Net unrealized gain from available for sale securities — net of income tax benefit and reclassifications	—	—	—	—	—	—	—	—	1,882	—	1,882

Total comprehensive income											$6,078

Cash dividends on convertible preferred stock	—	—	—	—	—	—	—	(312)	—	—	(312)
Preferred stock “B” issued	3,750	3,750	—	—	—	—	—	—	—	—	3,750
Restricted stock Units isssued	—	—	20,750	(8,777)	11,973	—	—	—	—	(65)	(65)
Stock-based compensation expense	—	—	—	—	—	—	776	—	—	—	776
Stock options exercises	—	—	20,000	—	20,000	—	91	—	—	—	91
Tax effect of stock options exercised	—	—	—	—	—	—	25	—	—	—	25
Tax effect of stock options cancelled	—	—	—	—	—	—	(11)	—	—	—	(11)

BALANCE — June 30, 2008	4,265	$8,813	8,627,840	(328,277)	8,299,563	$86	$60,684	$14,975	$1,017	$(2,493)	$83,082

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, dollars in thousands)

	Year Ended June 30,
	2008	2007
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$4,196	$3,319
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Amortization (accretion) of premiums (discounts) on securities	(1,845)	427
Amortization of premiums and deferred loan fees	1,942	1,587
Amortization of borrowing costs	74	115
Stock-based compensation expense	776	491
Gain on sale of available for sale securities	(1,711)	(403)
Unrealized loss on available for sale securities	1,000	—
Provision (benefit) for loan losses	2,226	(25)
Deferred income taxes	(1,741)	418
Origination of loans held for sale	(516)	(7,579)
Gain on sales of loans held for sale	(2)	(30)
Proceeds from sale of loans held for sale	518	7,609
Depreciation and amortization	132	88
Stock dividends from the Federal Home Loan Bank	(697)	(624)
(Gain) loss on disposal of fixed assets	—	—
Net changes in assets and liabilities which provide (use) cash:
Accrued interest receivable	273	(2,586)
Other assets	2,506	(2,945)
Accrued interest payable	(346)	1,557
Accounts payable and accrued liabilities	2,587	407

Net cash provided by operating activities	9,372	1,826

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of mortgage-backed securities available for sale	(210,032)	(303,384)
Purchases of held to maturity investments and time deposits	(286,319)	(75,027)
Proceeds from sale of mortgage-backed securities	212,329	74,746
Proceeds from repayment of available for sale securities	87,635	59,843
Repayments of investments held to maturity and time deposits	60,141	29,857
Purchase of stock of the Federal Home Loan Bank	(6,258)	(924)
Proceeds from redemption of stock of Federal Home Loan Bank	219	—
Origination of loans	(64,888)	(67,449)
Purchases of loans, net of discounts and premiums	(201,010)	(44,976)
Principal repayments on loans	137,739	136,598
Purchases of furniture, equipment and software	(281)	(108)

Net cash used in investing activities	(270,725)	(190,824)

BofI HOLDING, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited, dollars in thousands)

	Year Ended June 30,
	2008	2007
CASH FLOWS FROM FINANCING ACTIVITIES:
Net increase in deposits	$22,755	$123,745
Proceeds from the Federal Home Loan Bank advances	257,000	38,000
Repayment of the Federal Home Loan Bank advance	(85,400)	(47,000)
Proceeds from reverse repurchases	40,000	90,000
Purchase of treasury stock	—	(1,103)
Proceeds from exercise of common stock options	91	6
Proceeds from issuance of convertible preferred stock — Series B	3,750	—
Tax benefit from exercise of common stock options	25	82
Cash dividends on convertible preferred stock	(312)	(312)

Net cash provided by financing activities	237,909	203,418

NET CHANGE IN CASH AND CASH EQUIVALENTS	(23,444)	14,420
CASH AND CASH EQUIVALENTS—Beginning of year	39,708	25,288

CASH AND CASH EQUIVALENTS—End of year	$16,264	$39,708

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Interest paid on deposits and borrowed funds	$45,552	$32,066

Income taxes paid	$2,675	$1,710

LOANS

The following table sets forth the composition of the portfolio of loans held for investment at June 30:

	2008		2007
	Amount	Percent	Amount	Percent
	(Unaudited, dollars in thousands)
Mortgage loans on real estate:
Residential single family (one to four units)	$165,473	26.2%	$104,960	20.8%
Home equity	41,977	6.6%	18,815	3.8%
Residential multifamily (five units or more)	330,778	52.2%	325,880	64.6%
Commercial and land	33,731	5.3%	11,256	2.2%
Consumer - Recreational vehicle	56,968	9.0%	42,327	8.4%
Other	4,439	0.7%	981	0.2%

Total	633,366	100%	504,219	100%
Allowance for loan losses	(2,710)		(1,450)
Unamortized premiums—net of deferred loan fees	757		5,137

	$631,413		$507,906

DEPOSITS

Deposit accounts are summarized as follows at June 30:

	2008		2007
	Amount	Rate*	Amount	Rate*
	(Unaudited, dollars in thousands)
Non-interest bearing	$5,509	0.00%	$993	0.00%
Interest bearing:
Demand	61,616	3.22%	48,575	3.52%
Savings	56,202	3.38%	22,840	3.75%

Time deposits:
Under $100	268,747	4.84%	298,767	5.06%
$100 or more	178,630	4.91%	176,774	5.09%

Total time deposits	447,377	4.87%	475,541	5.07%

Total interest bearing	565,195	4.54%	546,956	4.88%

Total deposits	$570,704	4.50%	$547,949	4.87%

*	Based on weighted-average stated interest rates at period end.

The following table sets forth the number of deposit accounts by type at the date indicated:

	June 30, 2008	June 30, 2007	June 30, 2006
Checking and savings accounts	9,415	8,315	8,195
Time deposits	15,490	17,502	14,303

Total number of deposit accounts	24,905	25,817	22,498

Average Balances, Net Interest Income, Yields Earned and Rates Paid

The following tables presents information regarding (i) average balances; (ii) the total amount of interest income from interest-earning assets and the weighted average yields on such assets; (iii) the total amount of interest expense on interest-bearing liabilities and the weighted average rates paid on such liabilities; (iv) net interest income; (v) interest rate spread; and (vi) net interest margin for the three months and twelve months ended June 30, 2008 and 2007:

	For the Three Months Ended June 30,
	2008			2007
	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]
	(Unaudited, dollars in thousands)
Assets
Loans [2,3]	$625,144	$9,719	6.22%	$503,074	$7,519	5.98%
Federal funds sold	3,396	16	1.88%	8,185	106	5.18%
Interest-bearing deposits in other financial institutions	2,975	38	5.11%	12,958	193	5.96%
Investment securities [3,4]	500,323	8,493	6.79%	336,866	4,592	5.45%
Stock of FHLB, at cost	17,854	268	6.00%	12,615	140	5.44%

Total interest-earning assets	1,149,692	18,534	6.45%	873,698	12,550	5.75%
Non-interest earning assets	15,329			13,764

Total assets	$1,165,021			$887,462

Liabilities and Stockholders’ Equity
Interest-bearing demand and savings	$107,017	$860	3.21%	$57,399	$511	3.56%
Time deposits	473,594	5,815	4.91%	434,477	5,449	5.02%
Securities sold under agreements to repurchase	129,916	1,391	4.28%	75,293	834	4.43%
Advances from FHLB	363,218	3,429	3.78%	236,838	2,615	4.42%
Other borrowings	5,155	72	5.59%	5,155	102	7.99%

Total interest-bearing liabilities	1,078,900	11,567	4.29%	809,162	9,511	4.70%
Noninterest-bearing demand deposits	899			1,041
Other interest-free liabilities	6,050			3,938
Stockholders’ equity	79,172			73,321

Total liabilities and stockholders’ equity	$1,165,021			$887,462

Net interest income		$6,967			$3,039

Net interest spread [5]			2.16%			1.05%
Net interest margin [6]			2.42%			1.39%

[1]	Annualized

[2]	Loans include loans held for sale, loan premiums and unearned fees.

[3]

Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

[4]	All investments are taxable.

[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

[6]	Net interest margin represents net interest income annualized as a percentage of average interest-earning assets.

	For the Year Ended June 30,
	2008			2007
	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]	Average Balance	Interest Income / Expense	Rates Earned / Paid [1]
	(Unaudited, dollars in thousands)
Assets
Loans [2,3]	$550,307	$33,499	6.09%	$512,599	$29,370	5.73%
Federal funds sold	23,147	1,013	4.38%	11,755	614	5.22%
Interest-bearing deposits in other financial institutions	7,821	457	5.84%	14,333	791	5.52%
Investment securities [3,4]	451,846	27,524	6.09%	249,128	13,164	5.28%
Stock of FHLB, at cost	14,205	808	5.69%	12,084	647	5.35%

Total interest-earning assets	1,047,326	63,301	6.04%	799,899	44,586	5.57%
Non-interest earning assets	14,681			11,738

Total assets	$1,062,007			$811,637

Liabilities and Stockholders’ Equity
Interest-bearing demand and savings	$76,028	$2,726	3.59%	$60,007	$2,025	3.37%
Time deposits	506,761	25,632	5.06%	399,855	19,542	4.89%
Securities sold under agreements to repurchase	118,497	5,137	4.34%	30,648	1,352	4.41%
Advances from FHLB	270,022	11,417	4.23%	239,742	10,406	4.34%
Other borrowings	5,155	369	7.16%	5,155	413	8.01%

Total interest-bearing liabilities	976,463	45,281	4.64%	735,407	33,738	4.59%
Noninterest-bearing demand deposits	3,144			1,052
Other interest-free liabilities	5,553			3,219
Stockholders’ equity	76,847			71,959

Total liabilities and stockholders’ equity	$1,062,007			$811,637

Net interest income		$18,020			$10,848

Net interest spread [5]			1.40%			0.98%
Net interest margin [6]			1.72%			1.36%

[1]	Annualized

[2]	Loans include loans held for sale, loan premiums and unearned fees.

[3]

Interest income includes reductions for amortization of loan and investment securities premiums and earnings from accretion of discounts and loan fees. Loan fee income is not significant. The rate earned on loans does not include loan prepayment penalty income, which is classified as non-interest income.

[4]	All investments are taxable.

[5]	Interest rate spread represents the difference between the weighted average yield on interest-earning assets and the weighted average rate paid on interest-bearing liabilities.

[6]	Net interest margin represents net interest income as a percentage of average interest-earning assets.